Exhibit 10.10
EXECUTION COPY
AMENDMENT NO. 2
     This Amendment No. 2 (this “Amendment”) dated as of August 11, 2009 is entered into by and among BORGWARNER INC., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and BANK OF AMERICA, N.A., as the administrative agent under the Credit Agreement (in such capacity, the “Administrative Agent”), Issuing Bank and Swingline Lender. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
STATEMENT OF PURPOSE
     WHEREAS, the Borrower, the Lenders and the Administrative Agent are all parties to that certain Credit Agreement dated as of July 22, 2004 (as amended by that certain Amendment No. 1 and Consent Agreement dated as of April 30, 2009, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     WHEREAS, the Borrower, the Guarantors, certain other Subsidiaries of the Borrower and the Administrative Agent are all parties to that certain Unlimited Pledge Agreement dated as of June 1, 2009 (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Unlimited Pledge Agreement”).
     WHEREAS, the parties hereto have agreed to amend the Credit Agreement and the Unlimited Pledge Agreement as provided herein.
     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:
     “Law” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
     (b) The first sentence of each of the definitions of “Euro Commitment”, “Sterling Commitment” and “Yen Commitment” are hereby amended by deleting such sentence in its entirety and replacing it with the following, respectively:
     “Euro Commitment” means, with respect to each Lender, the commitment of such Lender to make Euro Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section

2.10 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4.
     “Sterling Commitment” means, with respect to each Lender, the commitment of such Lender to make Sterling Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.10 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4.
     “Yen Commitment” means, with respect to each Lender, the commitment of such Lender to make Yen Revolving Loans, as such commitment may be (a) reduced from time to time pursuant to Section 2.10 or (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.4.
     (c) Each of the cross-references in the definition of “Dollar Commitment” and in Section 9.2(b) of the Credit Agreement to “Section 2.1(e)” is hereby amended to read “Section 2.21”.
     (d) Section 2.1(e) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
     (e) [RESERVED]
     (e) Section 2.19(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, fees and other Obligations then due hereunder and under the other Loan Documents, such funds shall be applied:
     First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent) payable to the Administrative Agent in its capacity as such;
     Second, to payment of that portion of the Obligations arising under the Loan Documents constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit fees under Section 2.13(b)) payable to the Lenders and the Issuing Bank (including fees, charges and disbursements of counsel to the respective Lenders and the Issuing Bank arising under the Loan Documents and amounts payable under Sections 2.16, 2.17 and 2.18), ratably among them in proportion to the respective amounts described in this clause Second payable to them;
     Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit fees under

Section 2.13(b) and interest on the Loans, LC Borrowings and other Obligations arising under the Loan Documents, ratably among the Lenders and the Issuing Bank in proportion to the respective amounts described in this clause Third payable to them;
     Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, LC Borrowings and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the Issuing Bank, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them;
     Fifth, to the Administrative Agent for the account of the Issuing Bank, to Cash Collateralize that portion of LC Exposures comprised of the aggregate undrawn amount of Letters of Credit; and
     Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.
     Subject to Section 2.6(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.
     Notwithstanding the foregoing, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if either (a) no Default has occurred and is continuing at such time or (b) the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to the Credit Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article VIII hereof for itself and its Affiliates as if a “Lender” party hereto.
     (f) The first sentence of Section 2.21(a) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
     (a) Request for Increase. Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time on or after July 23, 2009.

2009, request an increase in the Dollar Commitments by an amount (for all such requests) not exceeding $75,000,000; provided that (x) any such request for an increase shall be in a minimum amount of $5,000,000 and (y) in no event shall the aggregate Commitments after giving effect to any such increase exceed $325,000,000.
     (g) Section 1(a) of the Unlimited Pledge Agreement is hereby amended by (i) adding a new defined term in a new clause (i) set forth below, (ii) re-numbering clauses (i), (ii) (iii) and (iv) as (ii), (iii), (iv) and (v), respectively and (iii) deleting the words “organization documents” and adding the words “Divgi Warner Formation Documents” before the period in the definition of “Divgi-Warner Right of First Refusal”:
     (i) “Divgi Warner Formation Documents” means the collective reference to (a) that certain Formation Agreement dated as of January 17, 1995 by and between Borg-Warner Automotive South Asia Corporation and Divgi Metalwares Private, Ltd. and (b) that certain Memorandum of Association of Divgi Warner Transmissions Private Limited filed in the office of the registrar of companies in Maharashtra Bombay on or about September 18, 1995 (as amended by that certain Fresh Certificate of Incorporation on Consequence on Change of Name changing the name to Divgi Warner Private Limited and filed in the office of the registrar of companies in Maharashtra Bombay on November 18, 1995), in each case as in effect on April 30, 2009.
     (h) Section 1(g) of the Unlimited Pledge Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:
     (g) The applicable Pledgors agree to deliver to the Administrative Agent all certificates representing the Pledged Equity issued by BorgWarner Cooling Systems (India) Private Limited and BorgWarner Morse TEC Murugappa Pvt. Ltd.
     (i) A new Section 2(k) is added to the Unlimited Pledge Agreement to read as follows:
     (k) With respect to any Pledged Equity of a Foreign Subsidiary that is (i) uncertificated and (ii) the Law of the jurisdiction of formation of such Foreign Subsidiary requires each Lender to be named as pledgee in any public registry (or equivalent) or any member’s registry (or equivalent) of such Foreign Subsidiary in order to grant or perfect a security interest in such Pledge Equity, the Pledgor(s) shall (A) promptly notify the Administrative Agent of such circumstances and (B) upon each assignment to a new Lender pursuant to Section 9.4 of the Credit Agreement (x) add such new Lender to such registry (or equivalent) as a new pledgee within 45 days after receipt of notice of such assignment from such new Lender (it being agreed that the Borrower’s consent to any such assignment shall be deemed notice) and to take such other actions as are reasonably requested by such new Lender to evidence the new Lender on such registry (or equivalent) and (y) upon the request of such new Lender, use commercially reasonable efforts to obtain a legal opinion addressed to such new Lender within 60 days after receipt of notice of such assignment from such Lender (it being agreed that the

Borrower’s consent to any such assignment shall be deemed notice) ascertaining the legality, effectiveness and validity of the addition of such new Lender as a new pledgee and the entry thereof in the registry (or equivalent). As of the date hereof, the only Pledged Equity subject to this subsection (k) are those issued by Subsidiaries formed under the Laws of Korea.
     (j) Section 27 of the Unlimited Pledge Agreement is hereby amended by adding the following sentence at the end of such section:
     In the event that any of the requirements of Sections 15 or 27 would require the Borrower or any of its Subsidiaries to take any action that would (a) be in conflict with the Divgi Warner Formation Documents or (b) require the consent of Divgi Metalwares Private, Ltd., or (c) require the approval of any member of the board of directors of Divgi-Warner Private Limited who is a nominee or representative of Divgi Metalwares Private, Ltd., such requirements shall be deemed to be satisfied upon the exercise of commercially reasonable efforts by the Borrower and its Subsidiaries to (i) in the event clause (a) above is applicable, amend the applicable Divgi Warner Formation Documents to eliminate any conflict with the Divgi Warner Formation Documents and the requirements hereunder and/or (ii) in the event clause (b) above is applicable, obtain the consent of Divgi Metalwares Private, Ltd. to the actions required hereunder and/or (iii) in the event clause (c) above is applicable, obtain the consent of each applicable member of the board of directors of Divgi-Warner Private Limited who is nominee or representative of Divgi Metalwares Private, Ltd. to the actions hereunder.
     (k) Schedule 1(a)(iv) (Pledged Interests) to the Unlimited Pledge Agreement is amended by deleting such schedule in its entirety and replacing it with a new Schedule 1(a)(iv), in the form of Annex A attached hereto.
     2. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon (a) receipt by the Administrative Agent of copies of this Amendment duly executed by each Loan Party, the Administrative Agent, the Issuing Bank, the Swingline Lender and each of the Lenders and (b) payment of all fees and expenses required to be paid pursuant to any Loan Document on or before the date hereof by any Loan Party.
     3. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the

Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
     4. Representations and Warranties/No Default. By its execution hereof the Borrower and each of the Guarantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
     (a) After giving effect to this Amendment and the modifications set forth in paragraph 1 above, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except that for purposes of this paragraph 6(a)(i), the representations and warranties contained in Section 3.4(a) of the Credit Agreement shall be deemed to refer to the most recent annual and quarterly financial statements furnished pursuant to Sections 5.1(a) and (b) of the Credit Agreement, respectively;
     (b) After giving effect to this Amendment and the modifications set forth herein, no Default or Event of Default has occurred or is continuing;
     (c) It has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each of the other documents executed in connection herewith to which it is a party, in accordance with their respective terms and the modifications contemplated hereby;
     (d) This Amendment and each of the other documents executed in connection herewith to which it is a party, including the Guaranty Agreement, has been duly executed and delivered by the duly authorized officers of the Borrower and each Guarantor, as applicable, and each such document constitutes the legal, valid and binding obligation of the Borrower or such Guarantor, as applicable, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; and
     (e) No consent, license or approval is required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of this Amendment and each of the other documents executed in connection herewith to which it is a party.
     5. Reaffirmations. Each Loan Party (a) agrees that the modifications contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty Agreement or any other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
     6. Miscellaneous.
     (a) Governing Law and Waiver of Jury Trial. THE PROVISIONS OF SECTIONS 9.9 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY REPRODUCED HEREIN.

     (b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     (c) Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.
     (d) Costs and Expenses. The Borrower agrees to pay to the Administrative Agent on demand all fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORGWARNER INC., as Borrower

By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS INC., as Guarantor

By:
Name:
Title:

BORGWARNER DIVERSIFIED TRANSMISSION PRODUCTS SERVICES INC., as Guarantor

By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS HOLDING INC., as Guarantor

By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS INC., as Guarantor

By:
Name:
Title:

BORGWARNER EMISSIONS SYSTEMS OF MICHIGAN INC., as Guarantor

By:
Name:
Title:

BORGWARNER EUROPE INC., as Guarantor

By:
Name:
Title:

[Signature Pages Continue]
[Amendment No. 2]

BORGWARNER HOLDING INC., as Guarantor

By:

Name:
Title:

BORGWARNER INVESTMENT HOLDING INC., as Guarantor

By:
Name:
Title:

BORGWARNER JAPAN INC., as Guarantor

By:
Name:
Title:

BORGWARNER MORSE TEC INC., as Guarantor

By:
Name:
Title:

BORGWARNER NW INC., as Guarantor

By:
Name:
Title:

BORGWARNER POWDERED METALS INC., as Guarantor

By:
Name:
Title:

BORGWARNER SOUTH ASIA INC., as Guarantor

By:
Name:
Title:

BORGWARNER THERMAL SYSTEMS INC., as Guarantor

By:
Name:
Title:

[Signature Pages Continue]
[Amendment No. 2]

BORGWARNER THERMAL SYSTEMS OF MICHIGAN INC., as Guarantor

By:
Name:
Title:

BORGWARNER TORQTRANSFER SYSTEMS INC., as Guarantor

By:
Name:
Title:

BORGWARNER TRANSMISSION SYSTEMS INC., as Guarantor

By:
Name:
Title:

BORGWARNER TURBO SYSTEMS INC., as Guarantor

By:
Name:
Title:

BRONSON SPECIALTIES INC., as Guarantor

By:
Name:
Title:

BWA TURBO SYSTEMS HOLDING CORPORATION, as Guarantor

By:
Name:
Title:

KUHLMAN CORPORATION, as Guarantor

By:
Name:
Title:

[Signature Pages Continue]
[Amendment No. 2]

BWA RECEIVABLES CORPORATION, as Guarantor

By:
Name:
Title:

[Amendment No. 2]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender, Issuing Bank and Swing Line Lender

By:
Name:
Title:

CITIBANK, N.A., as a Lender

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:
Name:
Title:

MORGAN STANLEY BANK, as a Lender

By:
Name:
Title:

KEYBA NK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH, as a Lender

By:
Name:
Title:

[Signature Pages Continue]
[Amendment No. 2]

NORTHERN TRUST COMPANY, as a Lender

By:
Name:
Title:

SANPAOLO IMI S.P.A., as a Lender

By:
Name:
Title:

MERRILL LYNCH BANK USA, as a Lender

By:
Name:
Title:

[Amendment No. 2]

Annex A
Schedule 1(a)(iv) to the Unlimited Pledge Agreement
(Pledged Interests)